FORM 8-K

United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

THE RADIANT CREATIONS GROUP, INC., INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	45-2753483 (IRS Employer Identification No.)
Harbour Financial Center 2401 PGA Boulevard, Suite 280-B Palm Beach Gardens, FL (Address of principal executive offices)	33410 (Zip Code)

(561) 420-0380
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2014, we executed a $200,000 Convertible Promissory Note with JMJ Financial, whereby we issued a convertible promissory note dated September 9, 2014, to JMJ Financial bearing interest on the unpaid balance at the rate of twelve percent, in the original principal amount of $35,000.

The Maturity Date is two years from the Effective Date of each payment (the “Maturity Date”) and is the date upon which the principal sum of this Note, as well as any unpaid interest and other fees, shall be due and payable. The conversion price is the lesser of $0.045 or 60% of the lowest trade price in the 25 trading days previous to the conversion.

The Lender has the right, at any time after the Effective Date, at its election, to convert all or part of the outstanding and unpaid principal sum and accrued interest (and any other fees) into shares of fully paid and non-assessable shares of common stock of the Borrower as per this conversion formula: Number of shares receivable upon conversion equals the dollar conversion amount divided by the conversion price. Conversions may be delivered to Borrower by method of Lender’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery) and all conversions shall be cashless and not require further payment from the Lender. If no objection is delivered from Borrower to Lender regarding any variable or calculation of the conversion notice within 24 hours of delivery of the conversion notice, the Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such notice of conversion and waived any objection thereto. The Borrower shall deliver the shares from any conversion to Lender (in any name directed by Lender) within 3 (three) business days of conversion notice delivery.

All shares of our common stock to be issued to JMJ Financial are to be issued free of any restrictions pursuant to Rule 144 under the Securities Act.

As of the date of this report, $35,000 of the note remains unpaid. There have been no conversions of the note dated September 9, 2014.

Copy of the Convertible Promissory Note in favor of JMJ Financial is filed as exhibit to this report.

As of November 21, 2014, the registrant had outstanding 34,973,708 shares of common stock, par value $0.00001 per share.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell Registrant transaction. Not applicable.

(d) Exhibits.

Exhibit No.	Identification of Exhibit
10.1*	$200,000 Convertible Promissory Note dated September 9, 2014

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2014.	THE RADIANT CREATIONS GROUP, INC., INC.

By:	/s/ Gary R. Smith
Gary R. Smith, Chief Executive Officer

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